Exhibit 99.1


              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the quarterly report on Form 10-Q of Diacrin, Inc. (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Thomas
H. Fraser, President and Chief Executive Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to Diacrin, Inc., and will be retained by Diacrin, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Date: May 7, 2003                 /s/  Thomas H. Fraser
                                 ------------------------
                                       Thomas H. Fraser
                                       President
                                       and Chief Executive Officer